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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):    May 30, 1995


                           CASTLE ENERGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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         (State or Other Jurisdiction of Incorporation or Organization)


         0-10990                                      76-0035225
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(Commission File Number)                 (I.R.S. Employer Identification No.)


One Radnor Corporate Center, Suite 250, 100 Matsonford Road, Radnor, PA  19087
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (610) 995-9400
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              (Registrant's telephone number, including area code)


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         (Former Name or Former Address, if Changed Since Last Report)





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             Castle Energy Corporation (the "Registrant") submits the following information:

ITEM 5.  Other Events

             On May 25, 1995, the Registrant entered into an agreement to sell its Indian Refinery to CORE Refining Corporation and entered into an agreement to obtain a $30 million interim credit facility for its Indian Refinery. A copy of the news release issued by the Registrant on May 30, 1995 is attached as
Exhibit 99.1 to this report.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

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Exhibit Number                              Description                                       Page No.
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
    99.1               Castle Energy Corporation Press Release, dated May 30, 1995               4
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                                   SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CASTLE ENERGY CORPORATION



Date:  June 1, 1995                          By: /s/ Richard E. Staedtler
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                                                     Richard E. Staedtler
                                                     Chief Financial Officer